SCHEDULE 14A
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Forest Laboratories, Inc.
(Name of Registrant as Specified In Its Charter)

Carl C. Icahn
Dr. Eric J. Ende
Daniel A. Ninivaggi
Pierre Legault
Andrew J. Fromkin
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
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Icahn Nominees Will Strengthen Forest’s Board Icahn Director Nominees recommended by ISS -- Ninivaggi and Legault: are highly qualified with diverse backgrounds and experience will be complementary to the remaining members of the Board Icahn-targeted Forest Directors: Dan Goldwasser, 35 years on Board, oversaw significantly flawed compensation policies as Chair of Compensation Committee; lacks suitable qualifications. Kenneth Goodman, 32 years at Forest as Executive/Director, reported directly to CEO Solomon for decades, continues to receive compensation from Forest; both ISS and Glass Lewis question his independence and state he should not be Presiding “Independent” Director; he is also 3rd current or former Forest president on existing Forest board – the perils of this redundancy cannot be overstated. Icahn Nominees on a reconstituted Board will: improve Board independence so that, among other things, a truly independent committee will oversee any succession plans involving Howard Solomon’s son improve corporate governance provide a stronger shareholder perspective monitor $3.2bb of Forest cash to protect against misuse enhance financial, legal and compliance expertise provide greater operational expertise on the Board

Reconstituted Forest Board Note: Categories in the above chart are taken from Forest Labs’ own management presentation and its own chart dated August 2012. As you can see, this shows that a reconstituted Forest board with Ninivaggi and Legault will fulfill more of these categories than the existing Forest board members, especially Goldwasser and Goodman, the two Forest directors we are targeting for replacement. It should be noted that the “x” in the categories for the current Forest board members are copied from Forest’s own chart dated August 2012.

Complementary Experience of Icahn Nominees

Director	CEO/CFO/ COO Experience	Medical Background	Accounting & Legal Expertise	Director Experience	Compliance Oversight	Experience Buying/ Selling Companies	Institutional Investor Perspective	Human Resources	R&D Experience
Dan Ninivaggi	CEO of Icahn Enterprises, a Fortune 500 company		Partner at large multi-national law firm	Various Icahn-controlled and non-controlled entities including:	Chief Compliance Officer at Lear Corp.; Chair of governance cmte at CIT Group	Oversaw M&A at Lear Corp.	CEO of large institutional investor	Chief Administrative Officer at Lear Corp. overseeing HR	
			General Counsel of Lear Corp., a $17 B public company	Motorola Mobility, CIT Group, CVR Energy, Federal-Mogul Corp.		Extensive experience buying and selling companies at Icahn Enterprises	Oversaw investor relations at Lear Corp.	CEO succession planning experience at various public companies including CIT Group	
			Audit committee of Motorola Mobility	Chair of Nominating & Corporate Governance Committee of CIT Group					
Pierre Legault	CEO of Prosidion Ltd		Global Senior VP & Treasurer of Sanofi-Aventis	Several public and private Boards including Cyclacel Pharma and PJC Inc.	Member of Compliance Committee at Rite-Aid, PJC Inc., & OSI Pharma	Extensive buying, selling and spin-off transactions including Prosidion Ltd., OSI Pharma, Eckerds	Managed investor relations and public relations at OSI Pharma	Managed HR at Prosidion Ltd., Eckerd, and Sanofi-Aventis/Dermik	
	CFO of OSI Pharma		Chair of Audit Committee of Cyclacel						

Note: Categories in above chart are taken from Forest Labs' own management presentation and its own chart dated August 2012.

ISS RECOMMENDS THAT SHAREHOLDERS VOTE THE GOLD CARD FOR NINIVAGGI AND LEGAULT In recommending that shareholders vote the GOLD proxy card for Ninivaggi, ISS stated:   [Icahn] nominee Ninivaggi, who freely admits that he is not a scientist, is at first an odd choice for director of a challenged specialty pharmaceutical company. The Forest board, however, already has four M.D.s and two other directors with a combined 61 years of experience in the sector, and with this company specifically. Lack of scientific experience in the boardroom, clearly, is not the root cause of the current business challenges.   The challenges at Forest—failure to plan effectively around known patent cliffs, inefficient cost structure, perhaps loss of focus—are core business issues more than they are sector-specific challenges. What Ninivaggi does bring to the table is considerable experience as an operating executive in a similarly-challenged industry, broad boardroom experience across a number of business models and challenges, and the perspective of a large shareholder—his employer—anxious to see things improve.  Emphasis Added   In recommending that shareholders vote the GOLD proxy card for Legault, ISS stated:   Given the increased margin pressure Forest will experience over the coming years—and the relatively tight margin for error with which its business practices, particularly around cost control, appear to have left it—former OSI Pharma CFO Pierre Legault would also appear to bring a much-needed skillset and business discipline to the [Forest] board. At OSI, Legault oversaw the consolidation of its U.S. operations, which was expected to result in annualized savings of over $15 million—or roughly 10% of operating income. At Aventis, Legault led an e-business unit where his primary focus was dedicated to sales force modernization, skills from which the board could also benefit.  Emphasis Added

Vote the GOLD Proxy Card IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE CONTACT D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:  STOCKHOLDERS CALL TOLL−FREE: (800) 697−6975 BANKS AND BROKERAGE FIRMS CALL: (212) 269−5550 OR CALL EDWARD MCCARTHY OF D.F. KING DIRECTLY AT (212) 493-6952

ON JULY 23, 2012, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ERIC J. ENDE, PIERRE LEGAULT, ANDREW J. FROMKIN, DANIEL A. NINIVAGGI, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:  STOCKHOLDERS CALL TOLL−FREE: (800) 697−6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269−5550.  CONSENT OF THE AUTHOR OR PUBLICATION WAS NEITHER SOUGHT NOR OBTAINED TO USE THE ARTICLES, MATERIALS OR REPORTS MENTIONED HEREIN AS PROXY SOLICITING MATERIAL. *